UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2020

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota			001-3034	41-0448030
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota		55401
(Address of Principal Executive Offices)				(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Xcel Energy Inc. (the Company) held its 2020 annual meeting of shareholders on May 22, 2020. At the meeting, shareholders:

•	elected all 14 directors nominated by the Board of Directors;

•	approved, on an advisory basis, the Company’s executive compensation as set forth in the 2020 proxy statement;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020; and

•	did not approve a shareholder proposal presented at the meeting regarding a report on the costs and benefits of Xcel Energy’s voluntary climate-related activities.

Set forth below are the final voting results for each of the proposals.

Proposal 1 — Election of Directors.

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Lynn Casey	392,422,701	1,845,418	1,403,023	56,982,992
Ben Fowke	381,361,324	12,035,269	2,274,549	56,982,992
Netha N. Johnson	392,458,790	1,832,357	1,379,995	56,982,992
George Kehl	392,378,318	1,811,551	1,481,273	56,982,992
Richard T. O’Brien	363,050,218	31,154,717	1,466,207	56,982,992
David K. Owens	392,240,610	1,955,181	1,475,351	56,982,992
Christopher J. Policinski	383,319,599	10,933,475	1,418,068	56,982,992
James T. Prokopanko	387,645,258	6,553,287	1,472,597	56,982,992
A. Patricia Sampson	385,205,217	9,139,182	1,326,743	56,982,992
James J. Sheppard	392,317,021	1,958,051	1,396,070	56,982,992
David A. Westerlund	380,109,300	14,094,365	1,467,477	56,982,992
Kim Williams	385,538,428	8,783,305	1,349,409	56,982,992
Timothy V. Wolf	385,531,726	8,592,173	1,547,243	56,982,992
Daniel Yohannes	392,117,162	2,092,786	1,461,194	56,982,992

Proposal 2 — Advisory vote on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
372,957,774	18,240,534	4,472,834	56,982,992

Proposal 3 — Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
444,623,534	6,439,114	1,591,486	0

Proposal 4 — Shareholder proposal regarding a report on the costs and benefits of Xcel Energy’s voluntary climate-related activities.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,934,724	377,341,312	5,395,106	56,982,992

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2020	Xcel Energy Inc. (a Minnesota corporation)

/s/ WENDY. B. MAHLING
Wendy B. Mahling
Vice President, Corporate Secretary and Managing Attorney